UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

Northern Tier Energy LP

(Exact name of registrant as specified in its charter)

Delaware	001-35612	80-0763623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

38C Grove Street, Suite 100 Ridgefield, Connecticut	06877
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 244-6550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On February 27, 2014, Northern Tier Energy LP (the “Partnership”) issued a press release reporting results for the quarter and year ended December 31, 2013, the text of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K (the “Report”) and Exhibit 99.1 attached hereto is being “furnished” and is not deemed “filed” by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

ITEM 7.01	Regulation FD Disclosure.

Financial information and operating data supplemental to the Partnership’s third quarter earnings conference call is available on the Partnership’s website at www.ntenergy.com. The conference call is scheduled for February 27, 2014 at 10:00 a.m. EST. The financial information and operating data supplemental to the conference call is furnished herewith as Exhibit 99.2 to this Report and is incorporated herein by reference.

The information in Item 7.01 of this Report and Exhibit 99.2 attached hereto is being “furnished” and is not deemed “filed” by the Partnership for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of the Section, nor is it deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated February 27, 2014.

99.2	Supplemental conference call financial information and operating data dated as of February 27, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Northern Tier Energy LP

	By:	Northern Tier Energy GP LLC, its general partner

Date: February 27, 2014	By:	/s/ David Bonczek
David Bonczek
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated February 27, 2014.

99.2	Supplemental conference call financial information and operating data dated as of February 27, 2014.